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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Callon Petroleum Company (the "COMPANY") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, John S. Weatherly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 27, 2003



                                     /s/ John S. Weatherly
                                     ------------------------------------------
                                     John S. Weatherly, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Callon Petroleum Company and will be retained by Callon Petroleum Company and furnished to the Securities and Exchange Commission or its staff upon request.